First-in-disease therapies for patients with rare diseases Full Year 2025 Financial Results & Corporate Update March 31, 2026

Forward Looking Statements This presentation contains forward-looking statements of Palvella Therapeutics, Inc. (“the Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the Company’s future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters, the Company’s current and prospective product candidates and any additional indications or platform candidates, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the Company's ability and the ability of third-party manufacturers the Company engages to optimize and scale manufacturing, the strength of the Company's intellectual property portfolio, and projections of the Company’s future ﬁnancial results and other metrics. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the Company to grow and manage growth, maintain relationships with suppliers and retain its management and key employees; the success, cost and timing of the Company’s product development activities, studies and clinical trials; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and proﬁtability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; and the ability of the Company to defend its intellectual property. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Industry and Market Data The Company may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

PALVELLA (pɑlʋelːɑ, Finnish): TO SERVE Building the leading rare disease biopharma company focused on developing and commercializing first-in-disease therapies for serious, rare skin diseases and vascular malformations

What Makes Palvella Stand Apart Repeatably unlocking multi-billion dollar market opportunities in previously untreated orphan diseases …through: First-in-Disease Focus Rare Diseases with Clear Disease Biology Leveraging Existing Human Proof-of-Concept Data Innovative QTORIN™ Platform: On Target, In Tissue …resulting in first-in-disease therapies with potential in: Microcystic Lymphatic Malformations Cutaneous Venous Malformations Clinically Significant Angiokeratomas Disseminated Superficial Actinic Porokeratosis …with two more to come in 2026 Focused rare disease development model designed to reduce time and capital to FDA approval

Multiple High-Impact Milestones Over Next 12+ Months: Anticipated U.S. Commercialization + Pipeline Expansion to Six Rare Diseases

1 Microcystic Lymphatic Malformations

- ✓ Positive Phase 3 data
- NDA submission in 2H 2026



2 Cutaneous Venous Malformations

- ✓ Positive Phase 2 data
- BTD application expected to be submitted Q2 2026
- P3 initiation 2H 2026



3 Clinically Significant Angiokeratomas

- ✓ Fast Track Designation granted
- Phase 2 initiation ahead of schedule, expected Q2 2026



4 Disseminated Superficial Actinic Porokeratosis

- ✓ QTORIN™ pitavastatin formulation developed, IP filed
- Phase 2 initiation expected 2H 2026



5 QTORIN™ Pipeline and Platform

- QTORIN™ rapamycin fourth indication expected 2H 2026
- QTORIN™ third program expected 2H 2026


QTORIN™
PLATFORM

Potential FDA approval 1H 2027

QTORIN™ 3.9% rapamycin anhydrous gel and QTORIN™ pitavastatin are for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

palvella THERAPEUTICS

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QTORIN™ 3.9% RAPAMYCIN Microcystic Lymphatic Malformations FOR

QTORIN™ Rapamycin in Microcystic Lymphatic Malformations: NDA On Track for 2H 2026 with Potential Approval in 1H 2027 Potential to be first-line and standard of care for >30,000 U.S. diagnosed patients QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. Targets underlying pathobiology Large magnitude treatment effect in two prospective trials; favorable safety profile QTORIN™ 3.9% Rapamycin selva: QTORIN™ Rapamycin Exceeded Upside Case Profile

Upside Target Clinical Profile	SELVA Outcome
Statistically significant primary endpoint with mean mLM-IGA of ≥+1.5 at Week 24	✅ **Highly statistically significant with mean mLM-IGA of +2.13 at Week 24 ($p<0.001$)**
Statistical significance on independent, blinded key secondary endpoint	✅ Highly statistically significant ($p<0.001$), including on all three clinical signs: vesicle appearance, height, leaking/bleeding
Rollover into extension period in line with best-in-class drugs for rare diseases	✅ 98% of Week 24 completers (43/44) rolled over to Extension period
Safety profile: well-tolerated and similar to previous clinical trials	✅ Well-tolerated across both adult and pediatric patients, supporting chronic administration

Note: Data analyzed per statistical analysis plan; non-completer data handled via multiple imputation per statistical analysis plan; endpoints tested sequentially according to pre-specified hierarchical testing; statistical significance ($p<0.05$). Week 24 completers included 43 participants ≥6 years old and 1 participant 3-5 years old.

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palvella THERAPEUTICS

Phase 3 SELVA data highly statistically significant and clinically meaningful, confirming positive Phase 2 results 1 Intent to seek broad label: age 3 and above based on clinical rationale for earlier intervention 2 Previously granted Breakthrough, Fast Track, and Orphan Designations; 505(b)(2) submission 3 Collaborating with FDA Office of Orphan Products Development, which is providing non-dilutive funding, to participate in Pre-NDA meeting 4 Regulatory: NDA Submission On Track for 2H 2026 Breakthrough, Fast Track, and Orphan Designations granted Submitted Pre-NDA meeting request to FDA, with meeting anticipated Q2 2026

QTORIN™ Rapamycin in Microcystic LMs: Characteristics of an Attractive Potential Orphan Launch Serious, rare disease with high unmet medical need and no FDA-approved therapies Enthusiasm from key opinion leaders to drive adoption Anticipated orphan pricing Positive Phase 3 data that support a favorable risk/benefit profile (February 2026) Large population of existing diagnosed patients (>30,000) with high patient concentration in vascular anomaly centers

Microcystic LMs: Significant Pre-Launch Investment Underway for Potential 1H 2027 Launch

Leadership

- Recruited Ashley Kline as Chief Commercial Officer (May 2025)
- Recruited Jen McDonough as SVP Market Access; previously helped lead launch of Vyjuvek at Krystal Biotech
- Next planned key hire: Head of Sales

Medical Affairs

- MSL hiring underway

ISSVA · SID Society for Investigative Dermatology · AAD American Academy of Dermatology Association · The Society for Pediatric Dermatology · aspho The American Society of Pediatric Hematology/Oncology · PeDRA Pediatric Dermatology Research Alliance

Patient Identification

Estimated >30K diagnosed U.S. patients with ~1,500 annual incidence

- Concentrating resources on the highest value centers and treating physicians
- Focus on top 400 high volume centers (including vascular anomaly centers) comprising 50% of market

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palvella THERAPEUTICS

QTORIN™ 3.9% RAPAMYCIN Cutaneous Venous Malformations FOR

Cutaneous Venous Malformations: 73% of Patients Improved in Phase 2 No FDA-approved therapies Pipeline-in-a-product: sNDA planned > 75k patients ESTIMATED DIAGNOSED IN THE U.S.1 POSITIVE PHASE 2 DATA IN DEC 2025 DENISE ADAMS, MD Children’s Hospital of Philadelphia Presented at BTD Preliminary Advice meeting, guiding Phase 3 design Phase 3 planning underway: align on study design mid-2026 and initiate trial in 2H 2026 Submitting for Breakthrough Therapy Designation in Q2 2026 Breakthrough Therapy Preliminary Advice meeting completed Evidence package to include patient qualitative interviews and Phase 2 investigator letter of support to augment data Treatment extension ongoing; planned presentation of final data set at medical meeting later this year

QTORIN™ 3.9% RAPAMYCIN Clinically Significant Angiokeratomas FOR

Clinically Significant Angiokeratomas:
Superficial Lymphatic Malformations

> 50k patients
ESTIMATED DIAGNOSED IN THE U.S.[1]

PHASE 2 TRIAL INITIATION EXPECTED IN Q2,
EARLIER THAN PRIOR GUIDANCE OF 2H 2026



JAMES TREAT, MD
Children's Hospital of Philadelphia
Member of Palvella MSAB

- **Angiokeratomas share overlapping clinical and pathological features with microcystic LMs**
  - Aberrant lymphatic biology
  - mTOR-driven
  - No tendency for spontaneous regression
- **Leveraging existing human proof-of-concept data**
  - Five case reports demonstrate preliminary clinical benefit of off-label rapamycin *(Camacho, Farajzadeh, Bell, Gines, and Moeineddin)*



No FDA-approved therapies

Pipeline-in-a-product: sNDA planned

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QTORIN™ Rapamycin: Fourth Indication Announcement in 2H 2026

Pipeline-in-a-product strategy expands addressable U.S. patient pool by 10x beyond initial indication

= 5k

30k+

Microcystic LMs

75k+

Cutaneous VMs

Announced September 2025

50k+[1]

Clinically Significant Angiokeratomas

TODAY

Targeting announcement in 2026 and beyond

200k+

Additional Potential Future Indications[2]

FUTURE

Estimated timeline for potential regulatory approval

2027

2029

2031+

2032+

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1. Clarity Pharma research (July 2025), n=643 physicians surveyed. 2. Lapa et al., *Journal of Cutaneous Medicine and Surgery*, (2025).

QTORIN™ PITAVASTATIN Disseminated Superficial Actinic Porokeratosis FOR

> 50k patients ESTIMATED DIAGNOSED IN THE U.S.1 Disseminated Superficial Actinic Porokeratosis (DSAP): Chronic, Pre-Cancerous, and Progressive No FDA-approved therapies Current options: Laser, surgery, and off-label topical chemo agents & mevalonate pathway inhibitors QTORIN™ PITAVASTATIN PHASE 2 INITIATION ON TRACK FOR 2H 2026 KEITH CHOATE, MD, PhD Yale School of Medicine Member of Palvella MSAB First pathogenesis-directed therapy with potential to be first-line and standard of care Recent scientific publications: Experimental Dermatology article highlighting real-world statin evidence and treatment gaps in porokeratosis AAD presentation on burden of disease Strong inbound patient interest for planned Phase 2 study

OUR PLATFORM QTORIN™

QTORIN™: New Product Development Engine VALIDATION OF QTORIN™ PLATFORM Demonstrated by two positive clinical study readouts (Phase 3 SELVA trial and Phase 2 TOIVA trial results) PLANNING TO PURSUE PLATFORM DESIGNATION We expect to apply for FDA’s Platform Technology Designation Program following QTORIN™ rapamycin’s targeted approval in 2027 SCALING OF PIPELINE WITH NEW QTORIN™ PROGRAMS Rapidly advancing and testing multiple molecules through QTORIN™ platform in capital- and time-efficient manner We plan to announce one new QTORIN™ program and one new QTORIN™ rapamycin indication later this year DAVID OSBORNE, PhD Chief Innovation Officer

Finance

Well-Capitalized with High-Quality Investor Participation in $230mm Oversubscribed Feb. 2026 Financing Following Positive SELVA Data

~$274 million

pro forma cash[1]

Potential to Fund Through:

- **NDA filing, FDA approval, and, if approved, U.S. launch for QTORIN™ rapamycin in microcystic LMs**
- **NDA filing for QTORIN™ rapamycin in cutaneous VMs**
- **Multiple Phase 2 data readouts from pipeline programs**

QTORIN™ + 505(b)(2) + rare disease focus offers potential for attractive ROI

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1. Pro forma cash reflects $58.0 million of cash and cash equivalents as of December 31, 2025, together with the $215.8 million of net proceeds from February 2026 public offering.

palvella THERAPEUTICS

Closing Remarks Wes Kaupinen Founder and CEO

What Sets Palvella Apart: Building The Leader in Rare Skin Diseases and Vascular Malformations Positive Phase 3 data in microcystic lymphatic malformations, focused on NDA submission and potential U.S. commercial launch QTORIN™ rapamycin: potential to be first approved therapy and SOC in U.S. for microcystic LMs, cutaneous VMs, and angiokeratomas U.S. commercial opportunity: multi-billion dollar TAM in mLMs, with potential to expand addressable pool of patients by 10x Striving to be first for rare disease patients Deep pipeline of rare disease therapies: six diseases anticipated by year end 2026

Striving to be first for rare disease patients Thank You